Thrivent Series Fund, Inc.

Supplement to Prospectus and Statement of Additional Information

dated April 30, 2012

With respect to

Thrivent Partner All Cap Growth Portfolio

Effective August 31, 2012, Nick P. Calamos, President of Investments and Co-Chief Investment Officer of Calamos Advisors LLC has resigned from these positions. All references to Nick P. Calamos are hereby deleted from the Prospectus and Statement of Additional Information.

On August 31, 2012, Gary D. Black became the Co-Chief Investment Officer for the Portfolio and Executive Vice President, Chief Investment Officer, and Global Co-Chief Investment Officer of Calamos Advisors LLC. Mr. Black served as Chief Executive Officer, Chief Investment Officer and a Founding Member of Black Capital LLC from July 2009 until August 2012; he served as Chief Executive Officer of Janus Capital Group from January 2006 through July 2009.

The date of this Supplement is September 11, 2012.

Please include this Supplement with your Prospectus and Statement of Additional Information.

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